UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 30, 2004

BIO-key International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13463	41-1741861
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1285 Corporate Center Drive, Suite 175 Eagan, MN 55121
(Address of principal executive offices)

(651) 687-0414
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry Into Material Definitive Agreements.

On January 1, 2005, BIO-key International, Inc., a Minnesota corporation (“BIO-key Minnesota”), consummated a merger (the “Reincorporation”) with and into its wholly owned subsidiary, BIO-key International, Inc., a Delaware corporation (“BIO-key Delaware”), in order to reincorporate in the State of Delaware.  The Reincorporation was effected pursuant to an Agreement and Plan of Merger dated as of December 30, 2004 (the “Merger Agreement”) by and between BIO-key Minnesota and BIO-key Delaware, a copy of which is filed as an exhibit to this Current Report on Form 8-K.  The Reincorporation was recommended for approval by the board of directors of both BIO-key Minnesota and BIO-key Delaware, and was submitted to a vote of, and approved by, BIO-key Minnesota’s shareholders at its special meeting in lieu of an annual meeting held on August 16, 2004, as adjourned to December 13, 2004, and by the sole stockholder of BIO-key Delaware.  As a result of the Reincorporation, the legal domicile of the registrant is now Delaware.

Pursuant to the Merger Agreement, at the effective time of the Reincorporation: (i) each outstanding share of Common Stock of BIO-key Minnesota, $0.01 par value per share, was automatically converted into one share of Common Stock, $0.0001 par value per share, of BIO-key Delaware; (ii) each outstanding share of Series C 7% Convertible Preferred Stock of BIO-key Minnesota, $0.01 par value per share, was automatically converted into one share of Series A 7% Convertible Preferred Stock, $0.0001 par value per share, of BIO-key Delaware, with such Series A 7% Convertible Preferred Stock containing substantially identical terms and conditions as the Series C 7% Convertible Preferred Stock of BIO-key Minnesota; (iii) each option to purchase shares of BIO-key Minnesota’s Common Stock granted by BIO-key Minnesota under any warrant, stock option plan or similar plan of BIO-key Minnesota outstanding immediately before the Reincorporation was, by virtue of the Merger Agreement and without any action on the part of the holder thereof, converted into and become an option to purchase, upon the same terms and conditions, the same number of shares of BIO-key Delaware common stock at an exercise price per share equal to the exercise price per share thereunder immediately before the Reincorporation; and (iv) each warrant, option or stock option plan of BIO-key Minnesota was assumed by, and continues to be, a warrant, option or plan of BIO-key Delaware.  Accordingly, as a result of the Reincorporation, the shareholders of BIO-key Minnesota became shareholders of BIO-key Delaware, and BIO-key Minnesota has been merged out of existence by operation of law.  Each certificate representing shares of capital stock of BIO-key Minnesota outstanding immediately before the Reincorporation will, from and after the Reincorporation, be deemed for all corporate purposes to represent the same number of shares of capital stock of BIO-key Delaware.

As a result of the Reincorporation, the Certificate of Incorporation and By-Laws of BIO-key Delaware immediately prior to the Reincorporation remained the Certificate of Incorporation and By-Laws of BIO-key Delaware following the Reincorporation.  Additionally, the directors and officers of BIO-key Minnesota in office immediately prior to the Reincorporation became the directors and officers of BIO-key Delaware following the Reincorporation.  BIO-key Delaware’s Common Stock continues to be quoted on the OTC Bulletin Board under the symbol “BKYI.OB”.

Item 3.03               Material Modification to Rights of Security Holders.

As described under Item 1.01 above, on January 1, 2005, BIO-key International, Inc., a Minnesota corporation (“BIO-key Minnesota”), consummated a merger (the “Reincorporation”) with and into its wholly owned subsidiary, BIO-key International, Inc., a Delaware corporation (“BIO-key Delaware”) in order to reincorporate in the State of Delaware.  As a result of the Reincorporation, the legal domicile of the registrant is now Delaware.

Prior to the Reincorporation, the registrant’s corporate affairs were governed by the corporate law of Minnesota, and its Amended and Restated Articles of Incorporation and Amended and Restated Bylaws (as amended from time to time, the “Minnesota Charter and Bylaws”), each of which were adopted under Minnesota law.  Pursuant to the Agreement and Plan of Merger described above, and as a result of the consummation of the Reincorporation, the Certificate of Incorporation and the By-Laws of BIO-key Delaware in effect immediately prior to the consummation of the Reincorporation (the “Delaware Charter and Bylaws”) became the Certificate of Incorporation and By-Laws of the surviving corporation.  Accordingly, the constituent instruments defining the rights of holders of the registrant’s capital stock will now be the Delaware Charter and Bylaws, copies of which are filed as exhibits to this Current Report on Form 8-K, rather than the Minnesota Charter and Bylaws.  Additionally, as a result of the Reincorporation, Delaware corporate law will generally be applicable in the determination of the rights of security holders of the registrant under state corporate laws.  The differences in the rights of the security holders of the registrant as a result of the Reincorporation are more fully set forth in the registrant’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 21, 2004, which is incorporated in its entirety herein by reference.

Item 9.01.              Financial Statements and Exhibits

(c)           Exhibits.  The following Exhibits are attached to this Current Report on Form 8-K:

Exhibit No.:	Description:

Exhibit 2.1	Agreement and Plan of Merger dated as of December 30, 2004 by and among BIO-key International, Inc., a Delaware corporation, and BIO-key International, Inc., a Minnesota corporation.

Exhibit 3.1	Certificate of Incorporation of BIO-key International, Inc., a Delaware corporation.

Exhibit 3.2	Certificate of Designation of Series A 7% Convertible Preferred Stock of BIO-key International, Inc., a Delaware corporation.

Exhibit 3.3	By-Laws of BIO-key International, Inc., a Delaware corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-KEY INTERNATIONAL, INC.
Date: January 5, 2005

	By:	/s/ Michael W. DePasquale
Michael W. DePasquale
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.:	Description:

Exhibit 2.1	Agreement and Plan of Merger dated as of December 30, 2004 by and among BIO-key International, Inc., a Delaware corporation, and BIO-key International, Inc., a Minnesota corporation.

Exhibit 3.1	Certificate of Incorporation of BIO-key International, Inc., a Delaware corporation.

Exhibit 3.2	Certificate of Designation of Series A 7% Convertible Preferred Stock of BIO-key International, Inc., a Delaware corporation.

Exhibit 3.3	By-Laws of BIO-key International, Inc., a Delaware corporation.